                                                                      EXHIBIT 21

                                  SUBSIDIARIES

         The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 2001. The name of each indirect subsidiary is indented under the name of its parent company.

                                                                                                  JURISDICTION OF
           STEWART ENTERPRISES, INC.                                                               INCORPORATION
           -------------------------                                                              ---------------

      Acme Mausoleum Corporation                                                                        LA
      Carolina Financial Corporation of Pickens                                                         SC
           Hill-Crest Memorial Park                                                                     SC
           Oconee Memorial Gardens, Inc.                                                                SC
      Cemetery Management, Inc.                                                                         FL
           Arlington Memorial Park Cemetery and Funeral Home, Inc.                                      FL
           Baldwin-Fairchild Funeral Homes, Inc.                                                        FL
                All Faiths Memorial Park, Inc.                                                          FL
                The Simplicity Plan, Inc.                                                               FL
           Bay Area Crematory, Inc.                                                                     FL
           Beth David Funeral Chapel Tampa, Inc.                                                        FL
           Beth David Memorial Chapel, Inc.                                                             FL
           Bruce Ocala Funeral Home, Inc.                                                               FL
           Chapel Hill Cemetery, Inc.                                                                   FL
                Glen Haven Memorial Park, Inc.                                                          FL
                      Highland Memory Gardens, Inc.                                                     FL
                Semoran Funeral Home, Inc.                                                              FL
           Cheatham Hill Memorial Park, Inc.                                                            GA
           David C. Gross Funeral Home, Inc.                                                            FL
           Empresas Stewart - Cementerios, Inc.                                                         LA
           Empresas Stewart - Funerarias, Inc.                                                          LA
           Florida Hills Memorial Gardens, Inc.                                                         FL
           Garden of Memories, Inc.                                                                     FL
                A.P. Boza Funeral Home, Inc.                                                            FL
                Curry and Son Funeral Home, Inc.                                                        FL
                Woodlawn Memory Gardens, Inc.                                                           FL
           Good Shepherd Memorial Gardens, Inc.                                                         FL
           Hubbell Funeral Home and Crematory, Inc.                                                     FL
           Kent R. Palmer, Inc.                                                                         FL
           Kicliter Funeral Home, Inc.                                                                  FL
           Madcem of Florida, Inc.                                                                      FL
           Memorial Park Cemetery, Inc.                                                                 FL
           Oaklawn Park Cemetery and Funeral Home, Inc.                                                 FL
           Roberts Funeral Home, Inc.                                                                   FL
           Royal Palm Memorial Gardens, Inc.                                                            FL
           SEI - DELFL, Inc.                                                                            DE
           Sylvan Abbey Memorial Park, Inc.                                                             FL
           Trinity Memorial Gardens of Lakeland, Inc.                                                   FL
           Turner Crematory, Inc.                                                                       FL
           Turner Funeral Homes, Inc.                                                                   FL
           Walsh & Wood Funeral Home, Inc.                                                              FL
           Woodlawn Park Cemetery Company                                                               FL
                Memorial Sunset Park, Inc.                                                              FL

                National Monument Co., Inc.                                                             FL
                South Dade-Palms Memorial Park, Inc.                                                    FL
      Cole & Garrett Funeral Homes, Inc.                                                                TN
      Cunningham Memorial Park, Inc.                                                                    WV
      Victor V. Desrosier, Inc.                                                                         CA
      Dilday Brothers Huntington Valley Mortuary                                                        CA
      Dillard Memorial, Inc.                                                                            SC
      Eastlawn Corporation                                                                              GA
      Griffin Leggett, Inc.                                                                             AR
           Forest Hills Cemetery, Inc.                                                                  AR
           Griffin Leggett Healey & Roth, Inc.                                                          AR
           Griffin Leggett Insurance Agency, Inc.                                                       AR
           Gross Funeral Home, Inc.                                                                     AR
           Rest Hills Memorial Park, Inc.                                                               AR
      Griffin Leggett-Conway, Inc.                                                                      AR
      Highland Memorial Cemetery, Inc.                                                                  TN
      Holly Hill Memorial Park, Inc.                                                                    GA
      Holly Hills, Inc.                                                                                 TN
      Hopson Mortuary, Inc.                                                                             CA
      International Stone & Erectors, Inc.                                                              LA
      Investors Trust, Inc.                                                                             TX
      Kingsport Cemetery Corporation                                                                    TN
      Lake Lawn Metairie Funeral Home, Inc.                                                             LA
      Lake Lawn Metairie Funeral Home (Joint Venture)                                                   LA
      Lake Lawn Park, Inc.                                                                              LA
      Lakewood Memorial Park, Inc.                                                                      MS
      Lassila Funeral Chapels, Inc.                                                                     CA
      Le Groupe Stewart Inc. - Stewart Group Inc.                                                     Canada
           Feron Funeral Homes, Inc. / Residences Funeraires Feron, Inc.                              Canada
           Gestion La Souvenance Inc.                                                                 Canada
           La Societe Cooperative de Frais Funeraires Inc.                                            Canada
           Lepine - Cloutier Ltee.                                                                    Canada
                Les Jardins Commemoratifs Laurentide Inc. / Laurentide Memorial Gardens Inc.          Canada
                Les Jardins Quebec                                                                    Canada
                Parc Commemoratif La Souvenance Inc.                                                  Canada
                Parc du Souvenir (1976) Inc. / Remembrance Park (1976) Inc.                           Canada
           Parc Commemoratif de Montreal Inc. / Montreal Memorial Park, Inc.                          Canada
                2756-5746 Quebec Inc.                                                                 Canada
           Residences Funeraires Associees du Quebec Inc.                                             Canada
           Stewart Immobilier (Canada) Inc. - Stewart Real Estate (Canada) Inc.                       Canada
      Legacy One, Inc.                                                                                  WV
           Blue Ridge Funeral Home, Inc.                                                                WV
           Blue Ridge Memorial Gardens, Inc.                                                            WV
           C.G.R., Inc.                                                                                 WV
           Eastern Cemetery Associates, Inc.                                                            WV
           Eastlawn Memorial Gardens, Inc.                                                              VA
           Eternal Light Funerals, Inc.                                                                 WV
           Findlay Cemetery, Inc.                                                                       OH
           Grandview Memory Gardens, Inc.                                                               VA
           Greenhills Memory Gardens, Inc.                                                              VA
           Highland Memory Gardens, Inc.                                                                VA
           Holly Memorial Gardens, Inc.                                                                 VA

           Kanawha Plaza Partnership                                                                    WV
           Legacy One Service Corporation                                                               WV
           Legacy One Tennessee, Inc.                                                                   TN
           LOI Charleston, Inc.                                                                         WV
           Monticello Memory Gardens, Inc.                                                              VA
           Mountain View Memory Gardens, Inc.                                                           WV
           National Exchange Trust, Ltd.                                                                WV
           National Funeral Services, Inc.                                                              WV
           Pleasant View Memory Gardens, Inc.                                                           WV
           Sunset Memory Gardens, Inc.                                                                  VA
           Williams-Blue Ridge Funeral Home, Inc.                                                       WV
      Les Investissements Stewart (Canada) Inc. - Stewart Investments (Canada) Inc.                   Canada
      Memorial Services of Columbia, Inc.                                                               MO
           Lincoln Memorial Mortuary, Inc.                                                              NE
           The Lincoln Memorial Park Cemetery Association                                               NE
           Memorial Funeral Home, Inc.                                                                  MO
      Metairie Cemetery Association                                                                     LA
           All Faiths Funeral Home, Inc.                                                                LA
           Pine Crest Cemetery, Inc.                                                                    AL
      Montlawn Memorial Park, Inc.                                                                      NC
      Mount Olivet Cemetery, Inc.                                                                       LA
      The Nashville Historic Cemetery Association, Inc.                                                 TN
      Pasadena Funeral Home, Inc.                                                                       TX
      Restland Funeral Home, Inc.                                                                       TX
           Anderson-Clayton Bros. Funeral Homes, Inc.                                                   TX
                Little Bethel Memorial Park, Inc.                                                       TX
                Roselawn Memorial Gardens, Inc.                                                         TX
           Belew Funeral Home, Inc.                                                                     TX
           Bexar County Mortuary Services, Inc.                                                         TX
           Bluebonnet Hills Memorial Park, Inc.                                                         TX
                Bluebonnet Hills Funeral Home, Inc.                                                     TX
           Bright-Holland Funeral Home, Inc.                                                            TX
           Crespo & Sons, Incorporated                                                                  TX
           Dalton & Son Funeral Home, Inc.                                                              TX
           Emerald Hills Funeral Corporation                                                            TX
           J.E. Foust & Son Funeral Directors, Inc.                                                     TX
           Guardian Cremation Society, Inc.                                                             TX
           Guardian Funeral Home, Inc.                                                                  TX
           Hilltop Memorial Park                                                                        TX
           Laurel Land Memorial Park, Inc.                                                              TX
                Laurel Land Funeral Home, Inc.                                                          TX
                Singing Hills Funeral Home, Inc.                                                        TX
           Laurel Land of Fort Worth, Inc.                                                              TX
                Laurel Land Funeral Home of Fort Worth, Inc.                                            TX
           Lyons Funeral Home, Inc.                                                                     TX
           Metrocrest Funeral Home, Inc.                                                                TX
           Restland of Dallas, Inc.                                                                     TX
                Abbey Plan of Texas, Inc.                                                               TX
                Highland Memorial Gardens, Inc.                                                         TX
           SEI - DELTX, Inc.                                                                            DE
           Simplicity Plan of Texas, Inc.                                                               TX
           Southpark Funeral Home, Inc.                                                                 TX

                South Memorial Park, Inc.                                                               TX
      Rocky Mount Memorial Park, Inc.                                                                   NC
      Rose Haven Funeral Home & Cemetery, Inc.                                                          GA
      Santa Barbara Funeral Services, Inc.                                                              CA
      St. Bernard Memorial Gardens, Inc.                                                                LA
           St. Bernard Memorial Funeral Home, Inc.                                                      LA
      St. Vincent de Paul Cemetery Association                                                          LA
      S.E. Acquisition of California, Inc.                                                              CA
           All Souls Mortuary, Inc.                                                                     CA
           Ashes to Ashes, Inc.                                                                         CA
           Assumption Mortuary, Inc.                                                                    CA
           Barstow Funeral Homes, Inc.                                                                  CA
           Buchheim Family, Inc.                                                                        CA
           Calvary Mortuary of Los Angeles, California, Inc.                                            CA
           Catholic Mortuary Services, Inc.                                                             CA
           N.D. Davis & Associates, Inc.                                                                CA
           DeYoung Memorial Chapel, Inc.                                                                CA
           Holy Cross Mortuary of Culver City, California, Inc.                                         CA
           Holy Cross Mortuary of Pomona, California, Inc.                                              CA
           Lombard & Co.                                                                                CA
           Queen of Heaven Mortuary, Inc.                                                               CA
           Resurrection Mortuary, Inc.                                                                  CA
           Richard Pierce Funeral Service, Inc.                                                         CA
           River Cities Funeral Chapel, Inc.                                                            CA
           San Fernando Mission Mortuary, Inc.                                                          CA
           Santa Clara Mortuary, Inc.                                                                   CA
           Scovern Mortuary, A California Corporation                                                   CA
           SDCA Holdings, Inc.                                                                          CA
                San Diego Cemetery Association                                                          CA
           S.E. Acquisition of Delano, California, Inc.                                                 CA
           S.E. Acquisition of Glendale, California, Inc.                                               CA
           S.E. Acquisition of Lancaster, California, Inc.                                              CA
           S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.                                CA
           S.E. Acquisition of Oakhurst, California, Inc.                                               CA
           S.E. Acquisition of Oroville, California, Inc.                                               CA
           S.E. Acquisition of San Diego, California, Inc.                                              CA
           Sentinel Cremation Societies, Inc.                                                           DE
           Simplicity Plan of California, Inc.                                                          CA
           Stewart Pre-Need Services, Inc.                                                              CA
           Stricklin/Snively Mortuary                                                                   CA
                Catalina Channel Cremation Society                                                      CA
           Wallace E. White & Howard J. Callanan, Inc.                                                  CA
           Woodside Chapel of Crippen & Flynn                                                           CA
      S.E. Acquisition of Murietta, California, Inc.                                                    CA
      S.E. Acquisition of Nevada, Inc.                                                                  NV
           Desert Memorial, Inc.                                                                        NV
           Neptune Society of Nevada, Inc.                                                              NV
           S.E. Acquisition of Reno, Nevada, Inc.                                                       NV
                Reno Memorial, Inc.                                                                     NV
      S.E. Acquisition of Oregon, Inc.                                                                  OR
           Amling/Schroeder Funeral Service, Inc.                                                       OR
           Cascade Crematory, Inc.                                                                      OR

           Chapel of the Roses, Inc.                                                                    OR
           Chapel of the Valley Funeral Home, Inc.                                                      OR
           Dutton, Inc.                                                                                 OR
           J. P. Finley & Son Mortuary, Inc.                                                            OR
                Sunset Hills Memorial Park                                                              OR
           Greenwood Cemetery, Inc.                                                                     OR
           Niswonger & Reynolds, Inc.                                                                   OR
           S.E. Acquisition of Myrtle Creek, Oregon, Inc.                                               OR
           S.E. Acquisition of Reedsport, Oregon, Inc.                                                  OR
           Tabor's Desert Hills Mortuary, Inc.                                                          OR
      S.E. Acquisition of Santa Maria, California, Inc.                                                 CA
      S.E. Acquisition of Washington, Inc.                                                              WA
           E.R. Butterworth & Sons                                                                      WA
           Cremation Society Northwest, Inc.                                                            WA
           Evergreen Staples Funeral Chapel, Inc.                                                       WA
      S.E. Australia, Inc.                                                                              LA
           Administrators & Managers Limited                                                        New Zealand
      SEI - DELLA, Inc                                                                                  DE
      S.E. Mid-Atlantic, Inc.                                                                           MD
           C. J. Applegate & Sons, Inc.                                                                 NY
           Bartlett-Burdette-Cox Funeral Home, Inc.                                                     WV
           Benjamin Franklin P.M., Inc.                                                                 PA
           Blue Ridge Memorial Gardens, Inc.                                                            VA
           Bounds Funeral Home, Inc.                                                                    MD
           Brown Memorials, Inc.                                                                        NC
           Calfee Funeral Service of Pineville, Inc.                                                    WV
           Casdorph & Curry Funeral Home, Inc.                                                          WV
           Catawba Memorial Park, Inc.                                                                  NC
           Cedar Hill Cemetery Company, Inc.                                                            MD
           Central Stone Works, Incorporated                                                            NC
           Clinch Valley Memorial Cemetery, Inc.                                                        VA
           Crest Lawn Memorial Gardens, Inc.                                                            MD
           Harold C. Davis, Inc.                                                                        NC
           Dodd-Payne-Hess Funeral Home, Inc.                                                           WV
           Dunbar Funeral Home, Inc.                                                                    SC
           Evans Funeral Home, Inc.                                                                     NC
           Evans Funeral Home, Inc.                                                                     WV
           Evergreen Memorial Gardens, Inc.                                                             NC
           Everly Community Funeral Care, Inc.                                                          VA
           Everly Funeral Homes, Incorporated                                                           VA
           Everly PFP, Inc.                                                                             VA
           Fairfax Funeral Home, Inc.                                                                   VA
           Fine Finishes, Inc.                                                                          NC
           Fort Lincoln Cemetery, Inc.                                                                  MD
           Fort Lincoln Funeral Home, Inc.                                                              MD
           Gallery Granite Corporation                                                                  MD
           Gardinier Colletti Memorial Home, Inc.                                                       NY
           Garner Family Funeral Home, Inc.                                                             GA
           Garrett-Hillcrest, Inc.                                                                      NC
           George Washington Memorial Park, Inc.                                                        PA
           Gorny & Gorny Paterson-Clifton Mortuary                                                      NJ
           Graceland Mausoleum, Inc.                                                                    WV

           Haisten Funeral Homes, Inc.                                                                  GA
           Haisten Funeral Home of Henry County, Inc.                                                   GA
           Higgins and Son Funeral Home, Inc.                                                           GA
           Highland Memory Gardens of Franklin County, Inc.                                             NC
           Hillcrest Memorial Cemetery, Inc.                                                            MD
           Hines-Rinaldi Funeral Home, Inc.                                                             MD
           Johnson Funeral Home, Inc.                                                                   NC
           Kimes Funeral Home, Inc.                                                                     WV
           Kirk & Nice, Inc.                                                                            PA
           Kirk & Nice Suburban Chapel, Inc.                                                            PA
           Klingel-Carpenter Mortuary, Inc.                                                             WV
           Lancaster Funeral Homes, Inc.                                                                NC
           Loudon Park Cemetery Company                                                                 MD
                Druid Ridge Cemetery Company                                                            MD
           Loudon Park Funeral Home, Inc.                                                               MD
           The Mackey Mortuary, Inc.                                                                    SC
                Cannon Funeral Home, Inc.                                                               SC
           Mattle Gray Nulton Funeral Home, Inc.                                                        NY
           McLaurin's Funeral Home, Inc.                                                                NC
           Miller-Lee, Inc.                                                                             NC
           Monte Vista Burial Park, Inc.                                                                TN
           Murphy Funeral Service, Inc.                                                                 NY
           National Harmony Memorial Park, Inc.                                                         MD
           Nulton Funeral Home, Inc.                                                                    NY
           Oconee Memorial Funeral Home, Inc.                                                           SC
           Otto Redanz Funeral Home, Inc.                                                               NY
                Cornell & Daggett, Inc.                                                                 NY
           Parklawn, Inc.                                                                               MD
           Parklawn Memorial Gardens, Inc.                                                              NC
           The Parkwood Cemetery Company                                                                MD
                Parkwood Management Co.                                                                 MD
           Pineview, Inc.                                                                               SC
           Pollock Wells Funeral Service, Inc.                                                          NC
           Richmond Memorial Parks, Inc.                                                                VA
           S.E. Acquisition of Charleston, Inc.                                                         SC
           S.E. Acquisition of Clifton, New Jersey, Inc.                                                NJ
           S.E. Acquisition of Fredonia, New York, Inc.                                                 NY
           S.E. Acquisition of Liberty, South Carolina, Inc.                                            SC
           S.E. Acquisition of Malden, West Virginia, Inc.                                              WV
           S.E. Acquisition of North Augusta, South Carolina, Inc.                                      SC
           S.E. Acquisition of Pennsylvania, Inc.                                                       PA
           S.E. Acquisition of Pikeville, Kentucky, Inc.                                                KY
           S.E. Acquisition of South Carolina, Inc.                                                     SC
           S.E. Cemetery Management of Pennsylvania, Inc.                                               PA
           Simple Tribute of Maryland, Inc.                                                             MD
           Stephens Services, Inc.                                                                      NC
           Sunset Memorial Park Company                                                                 PA
                Pet Haven, Inc.                                                                         PA
           John M. Taylor Funeral Home, Inc.                                                            MD
           Joseph W. Teague Funeral Home, Inc.                                                          VA
           Thomas-Yelverton Company                                                                     NC
           Washington Memorial Cemetery, Incorporated                                                   VA

           William W. Chambers, Inc.                                                                    MD
           Wilson Funeral Home, Inc.                                                                    WV
           Wise Corporation                                                                             VA
           1730 Investment Co., Inc.                                                                    NC
                Memorial Parks, Incorporated                                                            NC
                Taylor M. Simpson Co.                                                                   NC
      S.E. South-Central, Inc.                                                                          LA
           Cemetery Services, Inc.                                                                      WI
           D.W. Newcomer's Sons, Inc.                                                                   MO
           DWN Properties, Inc.                                                                         MO
                Funeral Security Plans, Inc.                                                            MO
           Ellison Funeral Home, Inc.                                                                   AL
           Kilgore - Green Funeral Home, Inc.                                                           AL
           Knutson Funeral Homes, Inc.                                                                  IA
           Lathan Funeral Home, Inc.                                                                    AL
           Andrew J. McGann & Son Funeral Home, Inc.                                                    IL
           Mt. Juliet Funeral Home, Inc.                                                                TN
           Mt. Juliet Memorial Gardens, Inc.                                                            TN
           Nave Funeral Home of Lebanon, Inc.                                                           TN
           Pauley Funeral Home, Inc.                                                                    IA
           Pine Crest Funeral Home, Inc.                                                                AL
                Faith Memorial Park & Mausoleum Company, Inc.                                           AL
                Valhalla Memory Gardens and Funeral Home, Inc.                                          AL
           Professional Funeral Services, Inc.                                                          LA
           Rockco's Funeral Homes, Inc.                                                                 AL
           Rockco and Son Funeral Home, Inc.                                                            AL
           Runyan Mangold, Inc.                                                                         KS
           S.E. Acquisition of Albuquerque, New Mexico, Inc.                                            NM
           S.E. Acquisition of Blue Island, Illinois, Inc.                                              IL
           S.E. Acquisition of Boonville, Missouri, Inc.                                                MO
           S.E. Acquisition of Lithonia, Georgia, Inc.                                                  GA
           S.E. Acquisition of Muskogee, Oklahoma, Inc.                                                 OK
           S.E. Acquisition of Oak Lawn & Orland Park, Illinois, Inc.                                   IL
           S.E. Acquisition of Santa Fe, New Mexico, Inc.                                               NM
           S.E. Cemetery Management of Illinois, Inc.                                                   IL
           S.E. Cemetery Management of Wisconsin, Inc.                                                  WI
           Theis-Gorski Funeral Home, Inc.                                                              IL
           West Lawn Cemetery                                                                           NE
           Wisconsin Memorial Park Company, Inc.                                                        WI
                Time-Lock Insurance Agency, Inc.                                                        WI
           Wyuka Funeral Home, Inc.                                                                     NE
           Wyuka Simplicity Plan, Inc.                                                                  NE
      S.E. of Tucson, Arizona, Inc.                                                                     AZ
      Simple Tribute, Inc.                                                                              LA
           S.E. of Maryland, Inc.                                                                       MD
           Simple Tribute of Florida, Inc.                                                              FL
           Simple Tribute of Tennessee, Inc.                                                            TN
      Stewart Enterprises (Europe), Inc.                                                                LA
           Stewart Argentina S.R.L.                                                                  Argentina
                Casa Bassi S.R.L.                                                                    Argentina
                Casa Canepa S.R.L.                                                                   Argentina
                Casa Coelho-Martins, S.R.L.                                                          Argentina

                Casa LaSalle S.R.L.                                                                  Argentina
                Casa Sala de Isidro Sala & Cia S.R.L.                                                Argentina
                Cementerio Parque Las Praderas S.A.                                                  Argentina
                Cocheria La Italo Argentina S.R.L.                                                   Argentina
                Cocheria Parana, S.A.                                                                Argentina
                Del Lugar S.A.                                                                       Argentina
                Hector Garcia y Cia., S.R.L.                                                         Argentina
                Los Abrojos S.C.A.                                                                   Argentina
                Parque Ceremonial Cementerio Privado S.A.                                            Argentina
                Perisse Laffue S.R.L.                                                                Argentina
                Piques S.A.                                                                          Argentina
                Sepelios Las Heras S.A.                                                              Argentina
                The Simplicity Plan de Argentina, S.R.L.                                             Argentina
      Stewart Resource Center, Inc.                                                                     LA
      Stewart Services, Inc.                                                                            LA
      Stewart Worldwide N.V.                                                                        Netherlands
           Stewart International (Netherlands) B.V.                                                 Netherlands
                Euro Stewart Espana, S.L.                                                              Spain
                      Funeraria Fontal, S.A.                                                           Spain
                      Funeraria Gasco, S.L.                                                            Spain
                      Funeraria La Piedad, S.L.                                                        Spain
                      Tanatorio y Funeraria la Tuledana, S.L.                                          Spain
                      Tanatorio y Funeraria Martinez, S.L.                                             Spain
                Euro Stewart France, SARL                                                             France
                      Assistance et Prevoyance Funeraire SARL                                         France
                      Chasseignaux et Fils SA                                                         France
                      Marbrerie Coulon SARL                                                           France
                      Mistre et Cie SARL                                                              France
                      Parthenos Prevoyance SARL                                                       France
                      Pompes Funebres de l'Atlantique SARL                                            France
                      Pompes Funebres PLM SARL                                                        France
                      Saint Hilaire SARL                                                              France
                      Sept SARL                                                                       France
                      SFMOP SA                                                                        France
                           Cunault SARL                                                               France
                      Ste des Establissements di Bernardo SARL                                        France
                Euro Stewart Portugal - Actividades Funerarias LDA.                                  Portugal
                      Victor & Joao, S.A.                                                            Portugal
                      Agencia Funeraria Borges, LDA.                                                 Portugal
                Stewart Cementerios Puerto Rico Holding II B.V.                                     Netherlands
                      Empresas Stewart-Cementerios                                                  Puerto Rico
                      Stewart Cementerios Puerto Rico Holding I B.V.                                Netherlands
                Stewart Funerarias Puerto Rico Holding II B.V.                                      Netherlands
                      Empresas Stewart - Funerarias                                                 Puerto Rico
                      Stewart Funerarias Puerto Rico Holding I B.V.                                 Netherlands
                Stewart Simplicity Plan of Puerto Rico Holding II B.V.                              Netherlands
                      Stewart Simplicity Plan of Puerto Rico Holding I B.V.                         Netherlands
                      The Simplicity Plan of Puerto Rico                                            Puerto Rico
           Strong & Burns Funeral Home, Inc.                                                            NY